World Funds Trust

Clifford Capital Partners Fund

Investor Class (CLFFX)

Institutional Class (CLIFX)

Super Institutional Class (CLIQX)

Supplement dated December 18, 2025

to the Prospectus, Summary Prospectus and Statement of

Additional Information dated January 31, 2025

  (as supplemented from time to time)

At a meeting of the Board of Trustees (the “Board”) of the World Funds Trust held on December 10-11, 2025, the Board approved a name change for the Clifford Capital Partners Fund (“Fund”). Effective January 1, 2026, Clifford Capital Partners, LLC will change its name to Lone Peak Global Investors, LLC (the “Adviser”). In connection with this change, the Board approved the Adviser’s request to change the name of the Fund from Clifford Capital Partners Fund to Lone Peak Value Fund.

The name change will not result in any changes to the ownership structure of the Adviser, the portfolio manager to the Fund, or the investment objectives or investment strategies of the Fund. All references to the Adviser and the Fund in the Prospectus, Summary Prospectus and Statement of Additional Information are hereby updated to reflect the name changes.

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This supplement, the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain the Prospectus, Summary Prospectus or Statement of Additional Information without charge by emailing the Fund at mail@ccofva.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE